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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported) February 17, 1999


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Texas                     0-26374            74-2623760
   (State or other jurisdiction of     (Commission        (I.R.S. Employer
    incorporation or organization)     File Number)      Identification No.)

                                  4400 Tejasco
                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

        On February 17, 1999, Play by Play Toys & Novelties, Inc.'s (the "Company") announced that Raymond Braun, who joined the Company in 1997 as Chief Financial Officer, was promoted to President and Chief Operating Officer. Mr. Braun fills a position previously held by Mark Gawlik, who has left the Company to pursue other interests. Mr. Gawlik is expected to resign as a member of the Company's Board of Directors.

ITEM 7.  EXHIBITS

         99  Press Release


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 23rd day of February 1999.


                                    PLAY BY PLAY TOYS & NOVELTIES, INC.


                                    By: /s/ JOE M. GUERRA
                                            Joe M. Guerra
                                            CHIEF FINANCIAL OFFICER


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